================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 ALASKA APOLLO
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          ALASKA APOLLO RESOURCES INC.
                        131 PROSPEROUS PLACE, SUITE 17-A
                         LEXINGTON, KENTUCKY 40509-1844

                    PROXY STATEMENT AND INFORMATION CIRCULAR
                               AS AT MAY 20, 1998

                          ALASKA APOLLO RESOURCES INC.
                        131 PROSPEROUS PLACE, SUITE 17-A
                         LEXINGTON, KENTUCKY 40509-1844


                                  May 20, 1998



To Our Shareholders:

           You are cordially invited to attend the 1998 Annual General Meeting of the Shareholders of Alaska Apollo Resources Inc. (the "Meeting") to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 22, 1998 at 10:00 a.m., Vancouver, British Columbia time.

           At the Meeting, we will report on the progress of the Company, elect directors for the upcoming year, decide the appointment of independent public accountants for the Company, comment on other matters of interest and respond to your questions. In addition, the Board of Directors will ask the shareholders to pass the following special resolutions:

           1. CHANGE OF NAME AND CHANGE IN THE CAPITAL STRUCTURE. The shareholders will be asked to approve a resolution authorizing and approving the filing of an amendment to the Company's Memorandum and Articles (the "Company Articles") which would change the name of the Company and expand the Company's present equity structure (the "Amendment"). The Amendment would serve to (a) change the name of the Company to "Daugherty Resources, Inc."; (b) increase the authorized number of shares of the common stock of the Company, without par value per share (the "Common Stock") from 20,000,000 to 50,000,000 shares; and
(c) authorize a class of preferred stock, consisting of 6,000,000 shares, without par value per share (the "Preferred Stock"). Management plans to utilize the flexibility created by the Amendment to issue a combination of warrants for the purchase of the Common Stock and additionally issue 6,000,000 shares of the Preferred Stock in connection with a proposed acquisition of certain assets from Environmental Energy, Inc. ("EEI"). No final agreement has been reached with EEI, but pursuant to the terms of a letter of intent dated November 3, 1997, it is it clear that the Company will need more authorized shares of the Common Stock as well as shares of the Preferred Stock in order for any agreement to be signed with EEI. Even if no final agreement is reached with EEI, the Board of Directors believes that the change in the Company's name and the proposed adjustments to the capital structure will create additional benefits to the Company, including enabling the Company to be more closely identified with its primary operating subsidiary, Daugherty Petroleum, Inc., and to package more attractive securities offerings through the use of common and preferred stock, which are expected to provide the Company with the opportunity to finance selected commercial transactions without having to deplete working capital.

           If the Amendment is approved by three-quarters of the total number of shares of the Common Stock present and entitled to vote on the matter at the Meeting, then an amendment to the Company Articles will be filed by the proper officers of the Company.

           2. SHARE CONSOLIDATION. The shareholders will be asked to approve a resolution, subject to requisite regulatory approval, authorizing and approving the filing of an amendment to the Company Articles which would effect a consolidation of the authorized, issued and outstanding shares of the Common Stock and the Preferred Stock (a "reverse split"), as of a date to be determined by the Board of Directors following the Meeting, on the basis of one share of post-consolidation Common Stock for each five shares of pre-consolidation Common Stock and one share of post-consolidation Preferred Stock for each five shares of pre-consolidation Preferred Stock (the "Consolidation").

           The Board of Directors believes that the Consolidation is in the best interests of the shareholders because the shares of the Common Stock currently trade on The Nasdaq Stock Market in the United States, which has a minimum per share price requirement of $1.00 per share. If the market value per share of the Company's Common Stock remains below $1.00 per share, the shares of the Common Stock will no longer be eligible for trading on The Nasdaq Stock Market. As of May 7, 1998, the high and low bids with respect to the price per share of the Common Stock were both $0.406. The Nasdaq Stock Market quotations represent interdealer prices, without mark-ups, commissions, etc., and they may not necessarily be indicative of actual sales prices. The Consolidation will assist in insuring that the Company will continue to meet the per share minimum value requirement. If the resolution relating to the Consolidation is approved at the Meeting, shareholders will be required to surrender their current certificates representing pre-Consolidation Common Stock or pre-Consolidation Preferred Stock at such time as they desire to effect a transfer of same in exchange for certificates representing post-Consolidation Common Stock or post-Consolidation Preferred Stock, as the case may be. The Company may require the shareholders to surrender their old certificates for new certificates, and if it does, the Company will provide appropriate transmittal forms to the shareholders for this purpose.

           If the Consolidation is approved by three-quarters of the total number of shares of the Common Stock present and entitled to vote on the matter, an amendment to the Company Articles will be filed by the proper officers of the Company.

THE PROXY STATEMENT PROVIDES A DETAILED DESCRIPTION OF THE AMENDMENT, THE CONSOLIDATION, AND OTHER INFORMATION TO ASSIST YOU IN CONSIDERING THE MATTERS ON WHICH A VOTE IS REQUESTED. WE URGE YOU TO REVIEW THIS INFORMATION CAREFULLY AND, IF YOU REQUIRE ASSISTANCE, TO CONSULT WITH YOUR FINANCIAL, TAX OR OTHER PROFESSIONAL ADVISERS.

FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, YOUR BOARD OF DIRECTORS UNANIMOUSLY BELIEVES THAT THE PROPOSED AMENDMENT AND CONSOLIDATION ARE IN THE BEST INTERESTS OF THE COMPANY AND ALL OF ITS SHAREHOLDERS. WE THEREFORE STRONGLY URGE YOU TO VOTE "FOR" THE CONSOLIDATION AND THE AMENDMENT.

           Whether or not you plan to attend the Meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the Meeting, even if you send in your proxy.

           We appreciate your continued interest in Alaska Apollo Resources Inc.

                                            Very truly yours,

                                            /s/ William S. Daugherty

                                            William S. Daugherty,
                                            Chairman of the Board and President

                          ALASKA APOLLO RESOURCES INC.
                        131 PROSPEROUS PLACE, SUITE 17-A
                         LEXINGTON, KENTUCKY 40509-1844

              NOTICE OF ANNUAL GENERAL MEETING OF THE SHAREHOLDERS
                           TO BE HELD ON JUNE 22, 1998



           To the shareholders of Alaska Apollo Resources Inc.:

           Notice is hereby given that the 1998 Annual General Meeting of the Shareholders (the "Meeting") of Alaska Apollo Resources Inc. (the "Company") will be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 22, 1998 at 10:00 a.m., Vancouver, British Columbia time, for the following purposes:

           1. To receive and consider the audited financial statements of the Company for the fiscal year ended December 31, 1997, together with the auditors' report thereon.

           2. To receive the report of the directors of the Company.

           3. To fix the number of directors for the ensuing year at three.

           4. To elect three directors for the ensuing year.

           5. Ratification of the appointment of Kraft, Rothman, Berger, Grill, Schwartz & Cohen, Chartered Accountants, as independent auditors of the Company for 1998.

           6. To consider and pass a special resolution authorizing and approving an amendment to the Memorandum and Articles of the Company which shall change the name of the Company to Daugherty Resources, Inc., and effect an increase in the number of the authorized shares of the common stock, without par value per share, (the "Common Stock") from 20,000,000 to 50,000,000 shares, and provide for the creation of 6,000,000 shares of preferred stock, without par value per share (the "Preferred Stock").

           7. To consider and pass a special resolution authorizing and approving a consolidation of the Common Stock and the Preferred Stock on the basis of one post-consolidation share of the Common Share for each five pre-consolidation shares of the Common Stock, and one post-consolidation share of the Preferred Share for each five pre-consolidation shares of the Preferred Stock.

           8. To consider amendments to or variations of any matter identified in this Notice.

           9. To transact such other business as may properly come before the Meeting or any adjournments thereof.

           The 1997 Annual Report of the Company to its shareholders, including financial statements for the year ended December 31, 1997 and the Quarterly Report of the Company on Form 10-QSB for the period ended March 31, 1998 are enclosed with this Notice.

           The Board of Directors has fixed the close of business on May 11, 1998, as the record date for determining the shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournments thereof. A list of such shareholders will be available for inspection for at least 10 days prior to the Meeting during normal business hours at the offices of the Company.

           Shareholders are cordially invited to attend the Meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

FOR FULL INFORMATION, THIS NOTICE MUST BE READ IN CONJUNCTION WITH THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

                                         By order of the Board of Directors,

                                         /s/ William S. Daugherty

                                         William S. Daugherty,
                                         Chairman of the Board and President

Lexington, Kentucky
May 20, 1998

                                 PROXY STATEMENT


           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Alaska Apollo Resources Inc., a British Columbia corporation (the "Company"), to be voted at the 1998 Annual General Meeting of Shareholders (the "Meeting") to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 22,1998 at 10:00 a.m., Vancouver, British Columbia time, and at any and all adjournments thereof. The information contained in this Proxy Statement is given as of May 11, 1998, unless otherwise specified.

           The 1997 Annual Report to Shareholders, including financial statements for the year ended December 31, 1997, and the Quarterly Report of the Company on Form 10-QSB for the period ended March 31, 1998 are enclosed with this Proxy Statement. Solicitation of proxies by mail is expected to commence on May 28, 1998. The Company is directly responsible for the payment of all costs associated with the solicitation of proxies hereunder. Advance notice of the Meeting was published in the Vancouver Province in Vancouver, British Columbia on April 14, 1998. In addition to such solicitation by mail, certain of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and they will be reimbursed by the Company for postage and clerical expenses. Unless otherwise specified herein, all references to dollars shall mean United States dollars.

           SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATIONS HAVE BEEN GIVEN IN A PROXY, THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE FIXING OF THE NUMBER OF DIRECTORS FOR THE ENSUING YEAR AT THREE (ITEM 1), FOR THE ELECTION OF THE NOMINEES LISTED HEREIN AS DIRECTORS (ITEM 2), FOR THE CHANGE IN THE NAME OF THE COMPANY TO DAUGHERTY RESOURCES, INC. AND THE AUTHORIZATION OF ADDITIONAL COMMON STOCK AND THE CREATION OF A CLASS OF PREFERRED STOCK (ITEM 3), FOR THE CONSOLIDATION OF THE COMPANY'S COMMON STOCK AND PREFERRED STOCK (ITEM 4), AND FOR THE RATIFICATION OF KRAFT, ROTHMAN, BERGER, GRILL, SCHWARTZ & COHEN AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1998 (ITEM 5), and, in the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting. A form of proxy will not be valid unless it is completed and delivered to Pacific Corporate Trust Company, 625 Howe Street, Suite 830, Vancouver, British Columbia V6C 3B8, Canada, not less than 48 hours (excluding Saturdays and holidays) before the Meeting at which the person named therein purports to vote in respect thereof.

           THIS SOLICITATION OF PROXIES IS BEING MADE ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE INDIVIDUALS NAMED IN THE ACCOMPANYING FORM OF PROXY ARE THE PRESIDENT AND A DIRECTOR OF THE COMPANY. A SHAREHOLDER WISHING TO APPOINT SOME OTHER PERSON (WHO NEEDS NOT BE A SHAREHOLDER OF THE COMPANY) TO REPRESENT HIM AT THE MEETING HAS THE RIGHT TO DO SO, EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY OR BY COMPLETING ANOTHER FORM OF PROXY.

           Proxies may be revoked at any time before the commencement of the Meeting by delivering to the Chairman of the Meeting a written revocation or a duly executed proxy bearing a later date. The principal executive office and mailing address of the Company is 131 Prosperous Place, Suite 17-A, Lexington, Kentucky 40509-1844. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be available for inspection by shareholders of record during ordinary business hours for proper purposes at the Company's principal executive office.

                                VOTING SECURITIES

           Shareholders of record at the close of business on May 11, 1998 (the "Record Date"), are entitled to notice of and to vote at the Meeting and at any adjournments thereof. On the Record Date, the authorized capital stock of the Company consisted of 20,000,000 shares of common stock, without par value per share (the "Common Stock"), each of which shares is entitled to one vote, of which there were 9,821,754 shares issued and outstanding, fully paid and non-assessable. The quorum for the transaction of business at the Meeting consists of two persons present and being, or representing by proxy, shareholders holding not less than one-tenth of the outstanding shares of the Common Stock. If there are not sufficient shares represented in person or by proxy at the Meeting to constitute a quorum, the Meeting may be postponed or adjourned in order to permit further solicitations of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Meeting in the manner set forth above.

           Under the Company Act of British Columbia, the three nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors (Item 2). There will be no cumulative voting in the election of directors. Approval of the amendment to the Memorandum and Articles of the Company (the "Company Articles") effecting a change in the name of the Company and an increase in the number of authorized shares of the Common Stock and creating a class of preferred stock, without par value per share (the "Preferred Stock") requires an affirmative vote of three-quarters of the votes cast at the Meeting (Item 3). Subject to certain conditions and applicable law, holders of at least three-quarters of the Common Stock voting in person or by proxy at the Meeting must vote in favor of the Consolidation of the Company's issued and outstanding Common Stock and Preferred Stock in order for the resolution to be approved (Item 4). A simple majority of the votes cast at the Meeting is required to approve the fixing of the number of directors for the ensuing year at three (Item 1) and for the ratification of Kraft, Rothman, Berger, Grill, Schwartz & Cohen as independent auditors for 1998 (Item 5).

           Under British Columbia law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum and will have no effect on the outcome of the vote on any of the proposals.

                ITEM 1, DETERMINATION OF THE NUMBER OF DIRECTORS

           Management proposes to fix the number of directors of the Company at three for the ensuing year.

VOTE REQUIRED

           The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to fix the number of directors of the Company at three for the ensuing year.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FIXING OF THE NUMBER OF DIRECTORS FOR THE ENSUING YEAR AT THREE.

                          ITEM 2, ELECTION OF DIRECTORS

           The total number of persons currently permitted to serve as members of the Board of Directors is set at three. It is intended that the number of directors will be three for the ensuing year.

TERM OF OFFICE

           The term of office for each of the current directors expires on the date of the Meeting. The persons named below will be nominated for election at the Meeting as management's nominees. Each director elected will hold office until the next annual general meeting of the shareholders of the Company or until his successor is elected or appointed, unless his office is earlier vacated in accordance with the Company Articles or the provisions of the Company Act of British Columbia.

NOMINEES

           The following sets forth certain information with respect to the business experience of each nominee during the past five years and certain other directorships held by each nominee. William S. Daugherty, age 43, has been a director since September 1993. Mr. Daugherty has served as President and Chief Operating Officer of the Company since September 1993 when he acquired 1,250,000 shares of the Common Stock in exchange for all of his common stock in Daugherty Petroleum, Inc., a Kentucky corporation and the Company's wholly-owned subsidiary ("Daugherty Petroleum, Inc."). Mr. Daugherty has served as President of Daugherty Petroleum, Inc. since 1984. In 1995, Mr. Daugherty was elected as Chairman of the Board of the Company.

           James K. Klyman, age 43, has been a director since May 1992. For the past five years Mr. Klyman has been a computer software designer and programmer specializing in applied information technology.

           Charles L. Cotterell, age 73, has been a director since June 1994. Mr. Cotterell has been involved in the resources industry and has participated in the natural gas and oil industries in Western Canada and the United States, particularly in Kentucky. He is a Vice President of Konal Engineering Co., Ltd., is a past director of Mariner Mines, Ltd., Nordustrial, Ltd., Goliath Boat Co., and Dominion Power Press Equipment Co., Ltd., and the past President of Smith Press Automation Co., Ltd.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

           During fiscal 1997, the Board of Directors held two meetings and approved actions on five separate occasions by unanimous consent without formal meetings. The Board of Directors has established an Audit Committee and Nominating Committee to oversee specific matters affecting the Company.

           Committees. The Company does not have an Executive Committee. The Company is required to have an Audit Committee of which the current members are William S. Daugherty, James K. Klyman and Charles L. Cotterell. The Audit Committee held one meeting during fiscal 1997. The Audit Committee meets with the Company's independent accountants to review the Company's accounting policies, internal controls and other accounting and auditing matters; makes recommendations to the Board as to the engagement of independent accountants; and reviews the letter of engagement and statement of fees relating to the scope of the annual audit and special audit work which may be recommended or required by the independent accountants.

           The Nominating Committee, currently composed of William S. Daugherty and Charles L. Cotterell, held one meeting during fiscal 1997. The functions performed by the Nominating Committee include selecting candidates to fill vacancies on the Board of Directors, reviewing the structure and composition of the Board, and considering qualifications requisite for continuing Board service. The Nominating Committee will consider candidates recommended by a shareholder of the Company. Any such recommendation for the 1999 Annual General Meeting of Shareholders should be provided to the Corporate Secretary of the Company by February 22, 1999.

           During the fiscal year ended December 31, 1997, each director attended all meetings of the Company's Board of Directors and the respective Committees on which he served.

           Compensation Committee Interlocks and Insider Participation. The Company does not have a Compensation Committee or other Board committee performing an equivalent function. In establishing compensation levels, the Board of Directors has endeavored to ensure the compensation programs for the Company's executive officers were effective in attracting and retaining key executives responsible for the success of the Company and were administered in an appropriate fashion in the long-term best interests of the Company and its shareholders. In that regard, the Board of Directors sought to align total compensation for the Company's executive officers with the performance of the Company and the individual performance of each executive officer in assisting the Company in accomplishing its goals.

           All actions of the Board with respect to Mr. Daugherty's compensation are taken without his involvement. Mr. Daugherty and Charles L. Cotterell, one of the directors of the Company, participated in deliberations concerning other officer and key employee base compensation, while bonuses and incentive stock options are authorized by the action of the entire Board of Directors.

           Base Salary. The Board's policy with respect to 1997 base salaries for executive officers was generally to keep them at appropriate levels in light of what was customary in the industry. Mr. Daugherty's base compensation has not been increased since September 1993. In 1996, Mr. Daugherty's annual salary was reduced to $75,000.

           Stock Options. The Board of Directors believes that to achieve the Company's long-term growth objectives and to align management and its shareholders' interests, it is in the best interest of the Company from time to time to grant stock options to key members of its management and staff. Consequently, on March 7, 1997, the Board of Directors adopted, subject to the approval of the shareholders of the Company, a Stock Option Plan under Section 422 of the Internal Revenue Code of 1986, as amended. The Stock Option Plan is administered by a Committee appointed by the Board of Directors, the members of which are to be "Non-Employee Directors" as defined in Rule 16b-3 of the Securities Exchange Act of 1934. The initial members of the Committee are James
K. Klyman and Charles L. Cotterell. The Stock Option Plan provides that 3,000,000 shares of the Common Stock are to be the subject of stock options, 2,000,000 of which are reserved for Mr. Daugherty, and the remaining 1,000,000 reserved for other employees of the Company as may be determined by the Committee.

LEGAL PROCEEDINGS

           From time to time, the Company is involved in litigation relating to claims arising out of its operations in the normal course of its business. The Company maintains insurance coverage against potential claims in an amount which it believes to be adequate. The Company believes that it is not presently a party to any litigation the outcome of which would have a material adverse effect on its results of operations or financial condition.

EXECUTIVE OFFICERS

           Set forth below are executive officers of the Company, together with their ages as of the date of this Proxy Statement. Also indicated is the date when each such person commenced serving as an executive officer of the Company.


                                                                                                         DATE BECAME
           NAME                        AGE                          POSITION                          EXECUTIVE OFFICER
           ----                        ---                          --------                          -----------------
William S. Daugherty                    43        Chairman of the Board, President
                                                  and Chief Executive Officer                            September 1993
D. Michael Wallen                       43        Vice President and Secretary                            January 1997
Daryl J. Greattinger                    43        Chief Financial Officer                                  June 1997

           A description of the business experience during the past several years for Messrs. Wallen and Greattinger is set forth below. Information with respect to Mr. Daugherty is provided elsewhere. See "Nominees."

           D. Michael Wallen joined Daugherty Petroleum, Inc. in March 1995 as Vice President of Engineering and was elected a Vice President of the Company in March 1997. Prior to joining the Company, Mr. Wallen served as the Director of the Kentucky Division of Oil and Gas for six years. Prior to serving as Director of the Kentucky Division of Oil and Gas, he worked as well drilling and completion specialist and as a gas production engineer in the Appalachian Basin for various operating companies.

           Daryl Greattinger joined the Company and has served as Chief Financial Officer since June 1997, on a part-time basis. For the past 15 years, Mr. Greattinger, a certified public accountant, has been an owner of Greattinger & Crowley, an accounting practice located in Monticello, Kentucky. Previously, Mr. Greattinger held accounting positions at Petro 7, Inc., an independent oil and gas company, and International Harvester, Inc.

                             EXECUTIVE COMPENSATION

           The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 1997, 1996 and 1995 for services in all capacities rendered to the Company by William
S. Daugherty, the Chief Executive Officer of the Company. There was no other person serving as an executive officer of the Company at December 31, 1997, whose total annual salary and bonus exceeded $100,000.

SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION         LONG-TERM COMPENSATION
                                                         -------------------         ----------------------
NAME AND PRINCIPAL POSITION            YEAR         SALARY ($)        BONUS ($)             OPTIONS #
---------------------------            ----         ----------        ---------             ---------

     William S. Daugherty,             1997            75,000        12,500 (1)            200,000 (3)
       Chairman and President          1996            86,538            -0-               200,000 (4)
                                       1995           100,000        19,000 (2)            400,000 (5)

__________________________
(1) The bonus was in the form of 25,000 shares of the Common Stock valued at $0.50 per share. The shares represent bonuses approved by the Board of Directors on June 25, 1997. The shares were issued June 27, 1997.

(2) The bonus was in the form of 50,000 shares of the Common Stock valued at $0.38 per share. The shares represent bonuses approved by the Board of Directors in February and December 1995 for the years 1994 and 1995. The shares were issued July 18, 1996.

(3) These options were approved on March 7, 1997 by the Board of Directors pursuant to the Alaska Apollo Resources Inc. 1997 Stock Option Plan, are exercisable at $0.309375 per share and vest over a five year period with 355,555 vesting during 1997. The options expire on March 6, 2002. Vesting is subject to Mr. Daugherty's continued employment.

(4) These options were approved on June 28, 1996 by the Board of Directors and are exercisable at $1.00 per share. The options vest over a four year period and expire five years from the date of vesting. Vesting is subject to Mr. Daugherty's continued employment.

(5) These options were approved on December 27, 1995 by the Board of Directors and are exercisable at $1.00 per share. The options vest over a four year period and expire five years from the date of vesting. Vesting is subject to Mr. Daugherty's continued employment.

           While the officers of the Company receive benefits in the form of certain perquisites, the individual identified in the foregoing table has not received perquisites which exceed in value the lesser of $50,000 or 10 percent of such officer's salary and bonus.

OPTION GRANTS IN 1997

           The following table provides details regarding the stock options indicated in the Summary Compensation Table as having been granted to the named executive officer in 1997. In addition, in accordance with the rules of the Securities and Exchange Commission (the "Commission"), there are shown hypothetical gains or "option spreads" that could be realized for the respective options, based on arbitrarily assumed rates of annual compound stock price appreciation of five percent and 10 percent from the date the options were granted over the full five-year term of the options. No gain to the optionees is possible without an increase in the stock price which will benefit all shareholders proportionately.

                           INDIVIDUAL GRANTS                                         POTENTIAL REALIZABLE VALUE AT ASSUMED
                                                                                            ANNUAL RATES OF STOCK PRICE
                                                                                       APPRECIATION FOR OPTION TERMS (1)
-------------------------------------------------------------------------            --------------------------------------
                             NUMBER OF      PERCENT OF
                              SHARES           TOTAL         EXERCISE
                            UNDERLYING        OPTIONS         OR BASE
                              OPTIONS       GRANTED TO         PRICE
                              GRANTED        EMPLOYEES        ($ PER                EXPIRATION         5%             10%
  NAME                          (#)           IN 1997         SHARE)                   DATE            ($)            ($)
  ----                      ----------      ----------       --------               ----------        ----            ---

W. S. Daugherty (2)           200,000         93.02%         $0.309375              12-31-2007      $180,202       $389,429



__________

(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises or stock holdings are dependent on the future performance of the shares of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

(2) On June 25, 1997, the Board of Directors of the Company authorized the granting of incentive stock options covering 2,000,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in increments of 355,555 shares on March 7, 1997 and January 1, 1998, 1999, 2000, and 2001,
      with a final increment of 222,225 shares on January 1, 2002. All options authorized in favor of Mr. Daugherty in 1997 are exercisable at $0.309375 per share, expire five years from the date of vesting and are contingent upon Mr. Daugherty's employment at the time of vesting. As of May 20, 1998, these options have not been issued; however, the Company is obligated to issue them to Mr. Daugherty.

           The following table shows the number of shares of the Common Stock underlying all exercisable and non-exercisable stock options held by the named executive officers as of December 31, 1996.

                                  AGGREGATED FISCAL YEAR-END OPTION VALUES

                                   NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED IN-THE-MONEY
                               OPTIONS AT FISCAL YEAR-END (#)          OPTIONS AT FISCAL YEAR-END ($)
                               ------------------------------          ------------------------------


     NAME                         EXERCISABLE/UNEXERCISABLE              EXERCISABLE/UNEXERCISABLE (1)
     ----                         -------------------------              -----------------------------

William S. Daugherty                   805,555/1,994,445                          $1,289/$5,961

(1)   The closing market price for the shares of the Common Stock at December 31, 1997 was $0.313.  Only
      the options granted in 1997 to Mr. Daugherty were in-the-money as of the end of the fiscal year.

           Mr. Daugherty received options to purchase 200,000 shares of the Common Stock in 1994 exercisable at $1.90 per share in increments of 50,000 shares each on December 10, 1994, 1995, 1996, and 1997. These options expire December 10, 1998. In February 1995, the Board of Directors of the Company authorized the granting of incentive stock options covering 200,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 50,000 share increments on February 27, 1995, 1996, 1997 and 1998. Additionally, on December 27, 1995, the Board of Directors of the Company authorized the granting of incentive stock options covering 200,000 shares of the Common Stock for Mr. Daugherty vesting and exercisable in 50,000 share increments on December 27, 1995, 1996, 1997 and 1998. All options authorized in favor of Mr. Daugherty in 1995 are exercisable at $1.00 per share, expire five years from the date of vesting and are contingent upon Mr. Daugherty's employment at the time of vesting. As detailed above, on June 28, 1996, the Board of Directors authorized the granting of incentive stock options to Mr. Daugherty covering 200,000 shares of the Common Stock. On March 7, 1997, pursuant to an Incentive Stock Option Agreement between the Company and Mr. Daugherty, the Administrative Committee of the Alaska Apollo Resources Inc. 1997 Stock Option Plan granted Mr. Daugherty options to purchase 2,000,000 shares of the Common Stock exercisable at $0.309375 per share. Options for 355,555 shares vested on March 7, 1997, with 355,555 shares vesting on January 1, 1998, 1999, 2000, and 2001, and the remaining 222,225 shares vesting on January 1, 2002. These options are contingent upon Mr. Daugherty's employment with the Company on the vesting dates. They expire on March 7, 2002.

COMPENSATION OF DIRECTORS

           The Company compensates its non-employee directors for their services to the Company in the form of shares of the Common Stock registered pursuant to a registration statement on Form S-8. The Company also reimburses its directors for expenses incurred in attending board meetings. The Company paid the non-employee directors the following amounts during fiscal year 1997: Charles L. Cotterell and James Klyman each received 5,000 shares of the Common stock valued at $0.50 per share. Further, the Company has granted options to acquire shares of the Common Stock to the following current directors of the Company, other than Mr. Daugherty: Charles L. Cotterell and James Klyman each received options for 10,000 shares of the Common Stock exercisable at $0.65 per share which vested on June 25, 1997 and expire on June 24, 2002.

                          AGGREGATED FISCAL YEAR-END OPTION VALUES

                                  NUMBER OF UNEXERCISED                VALUE OF UNEXERCISED IN-THE-MONEY
                                OPTIONS AT FISCAL YEAR-END (#)          OPTIONS AT FISCAL YEAR-END ($)
                                ------------------------------          ------------------------------


        NAME                    EXERCISABLE/UNEXERCISABLE                 EXERCISABLE/UNEXERCISABLE (1)
        ----                    -------------------------                 -----------------------------

 James K. Klyman                         40,000/0                                     -0-
 Charles L. Cotterell                    40,000/0                                     -0-

___________________
(1)   The market price for the shares of the Common Stock at December 31, 1997 was below the option price for each share of the Common Stock.

           In 1993, Mr. Klyman was granted options to purchase 10,000 shares of the Common Stock exercisable at $1.90 per share and expiring December 10, 1998. On June 15, 1994, the Board of Directors approved the reduction of the exercise price of these options to $1.00. On June 15, 1994, Mr. Cotterell was granted an option to purchase 10,000 shares of the Common Stock in 1994 exercisable at $1.00 per share expiring December 10, 1998. On February 27, 1995, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 10,000 shares of the Common Stock each exercisable at $1.00 per share and expiring February 27, 2000. On June 28, 1996, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 10,000 shares of the Common Stock each exercisable at $1.00 per share and expiring June 28, 2001. On June 25, 1997, the Board of Directors approved the grant of options to Messrs. Klyman and Cotterell to purchase 10,000 shares of the Common stock each exercisable at $0.65 per share and expiring June 24, 2002.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Commission and The Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Directors, officers and greater than 10 percent shareholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. All such persons have filed all required reports for the fiscal year ended December 31, 1997.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF DIRECTORS, OFFICERS AND EMPLOYEES

           As of March 31, 1998, the aggregate indebtedness to the Company and to any other person which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company of all present and former directors, officers and employees of the Company was $68,536.00.

                                                                     LARGEST AMOUNT
       NAME AND                      INVOLVEMENT OF                OUTSTANDING DURING               AMOUNT OUTSTANDING
  PRINCIPAL POSITION              ISSUER OR SUBSIDIARY         LAST COMPLETED FISCAL YEAR          AS OF MARCH 31, 1998
  ------------------              --------------------         --------------------------          --------------------

William S. Daugherty (1)                 Lender                          $47,923                          $43,657
President and Chief
Executive Officer


_______________

(1) Part of the indebtedness of Mr. Daugherty to the Company is evidenced by a promissory note dated September 23, 1993 in the principal amount of $50,000. The debt was incurred to assist Mr. Daugherty in the payment of his legal expenses resulting from the acquisition by the Company of Daugherty Petroleum, Inc. By the terms of the note, the unpaid principal bears interest at the rate of six percent per annum and is repayable in monthly installments of not less than $1,000 per month. Repayment commenced in November 1993. As of December 31, 1997, the unpaid principal balance due on the note was $6,554. The note was originally due on December 31, 1997, has been extended until June 30, 1998. The note is unsecured. As of March 31, 1998, the unpaid principal balance of the indebtedness was $43,657. As of December 31, 1997, and March 31, 1998, Renfro Valley Broadcasting, Inc., a company wholly-owned by Mr. Daugherty was indebted to Daugherty Petroleum, Inc. in the amount of $17,556.

LEASE OBLIGATION OF THE COMPANY

           As of December 31, 1997, the Company was a tenant in a building owned by a partnership in which William S. Daugherty, a director and the Chief Executive Officer of the Company and Timothy F. Guthrie, a former officer of the Company, each owned a 50 percent interest. The rent was $2,600 per month. Mr. Daugherty has sold his interest in the partnership as of December 31, 1997. The Company has plans to move its offices in the near future. At present the Company is on a month-to-month lease in its current lease space.

INDEBTEDNESS OF THE COMPANY TO A SHAREHOLDER

           Niagara Oil, Inc., a subsidiary of Daugherty Petroleum, Inc., is indebted to Jayhead Investments Limited., an affiliate of Alaska Investments Limited. The remaining balance of the indebtedness is $64,779.00 and bears interest at a rate of 10 percent beginning April 1, 1995. Payment terms are based on quarterly payments of interest only with the total principal and interest, if any, due in full June 1, 1998. This indebtedness is secured by the assets of Niagara Oil, Inc., as well as the corporate guarantee of Daugherty Petroleum, Inc.

FINANCING COMMITMENTS

           On January 6, 1997, Trio Growth Trust agreed to act as the underwriter in a private placement of up to $1,000,000 for the Company's wholly-owned subsidiary, Red River Hardwoods, Inc. In consideration for such underwriting, the Company agreed to issue to Trio Growth Trust immediately exercisable warrants for the purchase of 1,500,000 shares of the Common Stock, such warrants having an exercise price of $0.125 per share pursuant to a Warrant Agreement dated March 7, 1997 between the Company and Trio Growth Trust. As a result of the underwriting agreement, Trio Growth Trust acquired a beneficial ownership of 11.93 percent of the Common Stock of the Company. In addition to the underwriting commitment of Trio Growth Trust, Exergon Capital S.A. agreed to participate in the underwriting of Red River Hardwoods, Inc., and in consideration thereof received immediately exercisable warrants for the purchase of 500,000 shares of the Common Stock, such warrants having an exercise price of $0.125 per share, pursuant to a Warrant Agreement dated March 7, 1997 between the Company and Exergon Capital S.A. As a result of said Warrant Agreement, Exergon Capital S.A. is the beneficial owner of 5.97 percent of the Common Stock of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table indicates the number of shares of the Common Stock owned beneficially as of March 31, 1998 by (a) each person known to the Company to beneficially own more than five percent of the outstanding shares of the Common Stock, (b) each director, (c) the officers of the Company, and (d) all directors and executive officers as a group. Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and sole investment power with respect to the shares of the Common Stock which are deemed beneficially owned by such person or entity.

                                                                                              SHARES OWNED             PERCENT
                   TITLE OF CLASS                        BENEFICIAL OWNER                     BENEFICIALLY             OF CLASS
                   --------------                        ----------------                     ------------             --------

Common Stock.............................  William S. Daugherty                                2,349,555 (1)            14.02
                                             131 Prosperous Place, Suite 17-A
                                             Lexington, Kentucky 40509
                                           Trio Growth Trust                                   2,000,000 (2)            11.93
                                             18 York Valley Crescent
                                             Willowdale, Ontario M2P 1A7
                                           GraceChurch Securities Ltd.                               803,000             4.79
                                             21 Abbotsbury House, Abbotsbury Road
                                             London W14 8EN, England
                                           Alaska Investments Limited                              1,013,334             6.04
                                             Ospery House, 5 Old Street
                                             St. Helier, Jersey, Channel Islands, U.K.
                                           Exergon Capital S.A.                                1,000,000 (3)             5.97
                                             Dufourstrasse 101
                                             Zurich 8008, Switzerland
                                           Jayhead Investments Limited                           500,000 (4)             2.98
                                             18 York Valley Crescent
                                             Willowdale, Ontario M2P 1A7
                                           Charles L. Cotterell                                   84,200 (5)              *
                                           James K. Klyman                                        40,000 (6)              *
                                           Environmental Energy, Inc.                          2,000,000 (7)            11.93
                                           Directors and executive officers as a group
                                           (5 persons)                                         2,753,255 (8)            16.42

_________________
 *    Represents ownership of less than one percent.
(1)   Includes 1,325,000 shares of the Common Stock, warrants to purchase 119,000 shares of the Common Stock and options to acquire
      905,555 shares of the Common Stock which are currently exercisable.
(2)   Consists of warrants to purchase 2,000,000 shares of the Common Stock which are currently exercisable.
(3)   Includes 500,000 shares of the Common Stock and warrants to purchase 500,000 shares of the Common Stock which are currently exercisable.
(4)   Consists of warrants to purchase 500,000 shares of the Common Stock which are currently exercisable.
(5)   Includes 44,200 shares of the Common stock and options to purchase 40,000 shares of the Common Stock which are currently exercisable.
(6)   Consists of options to purchase 40,000 shares of the Common Stock which are currently exercisable.
(7)   Includes 1,423,700 shares of the Common Stock, options to purchase 1,085,555 shares of the Common Stock which are currently exercisable, options to purchase 125,000 shares of the Common Stock which are exercisable within 60 days, and warrants to purchase 119,000 shares of the Common Stock which are currently exercisable.

VOTE REQUIRED

           The three nominees receiving the greatest number of votes cast by the holders of the Common Stock will be elected as directors.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS.

                     ITEM 3, AMENDMENTS TO COMPANY ARTICLES

           The Board of Directors has adopted, subject to the approval of the shareholders of the Company, an amendment to the Company Articles (the "Amendment"), a copy of which is attached hereto as Exhibit A. The following description of the Amendment is qualified by reference to the full text of the Amendment.

           The effect of the Amendment is to change the name of the Company to Daugherty Resources, Inc. and to expand the Company's present equity structure. The Amendment would increase the number of shares of the Common

Stock authorized and available for issuance by the Company from 20,000,000 to 50,000,000 shares. The additional authorized shares of the Common Stock would be of the same class and possess the same rights as those shares presently issued and outstanding.

           In addition to expanding the existing class of the shares of the Common Stock, the Amendment would authorize 6,000,000 shares of the Preferred Stock. The powers, preferences, rights, qualifications and limitations associated with the Preferred Stock have been conditionally established by management in connection with the transaction discussed below.

           Preliminary Agreement. On November 3, 1997, management and Environmental Energy, Inc. ("EEI") executed an Agreement for the Acquisition of Certain Oil and Gas Interests (the "Preliminary Agreement"), in which the Company manifested its intent to purchase certain oil and gas interests and related assets (the "Assets") owned by EEI and its affiliates. The final terms of the proposed asset transaction described in the Preliminary Agreement, including the identification of specific oil and gas interests, the valuation of such interests, the terms of purchase, have yet to be negotiated by management and EEI.

           As consideration for the transfer of the Assets to the Company pursuant to the Preliminary Agreement, management proposes to offer and issue a combination of warrants for the purchase of shares of the Common Stock and shares of the Preferred Stock to EEI. If the parties are unable to reach a final agreement with regard to the contemplated transaction, the securities authorized by the Amendment will be available for issuance in future offerings at the discretion of the Board of Directors. It is also understood, that any shares of the Common Stock or shares of the Preferred Stock which may be issued to EEI will be subject to the Consolidation described herein, even if the transaction with EEI should be consummated after the Consolidation.

           Characteristics of the Preferred Stock. The terms of the Preliminary Agreement provide for the issuance of 6,000,000 shares of the Preferred Stock. The Preferred Stock will have the following general characteristics: (a) non-voting; (b) eligible for non-cumulative, ordinary dividends prior and in preference to shares of the Common Stock, when and if properly declared by the Board of Directors of the Company; (c) non-interest bearing; (d) liquidation preference in the event of any liquidation, dissolution or winding up of the Company; (e) subject to adjustment in the event of a stock split, reverse stock split, or similar capital restructuring; and (f) no preemptive rights with regard to the Preferred Stock or any other securities of the Company.

           Subject to certain conditions, the Preferred Stock may be converted at the election of EEI into shares of the Common Stock on a share for share basis at any time within a period of two years from the date of issuance. The Company may initiate a conversion of the Preferred Stock if the last sales price of the Common Stock equals or exceeds $2.00 for at least 20 trading days and proper notice of conversion has been provided to the holder. In the event the Company takes action to effect a conversion, EEI will receive a Conversion Bonus of shares of the Common Stock equal to one half of one percent per month of the number of shares of the Preferred Stock which are converted, times the number of months from issuance of the Preferred Stock to the date of conversion.

           Upon the expiration of the two year period, all shares of the Preferred Stock which remain outstanding will automatically convert into shares of the Common Stock. In addition, EEI will receive a Conversion Bonus of shares of the Common Stock equal to 12 percent of the number of the Proposed Shares unconverted on the second anniversary date.

           Offering; Restricted Securities. Management expects to offer the warrants for the purchase of the shares of the Common Stock, the Preferred Stock, and/or any rights relating thereto to EEI in one or more private transactions exempt from registration under applicable securities laws. The warrants for the purchase of the of the shares of the Common Stock and the Preferred Stock (and any shares of the Common Stock issued in conversion thereof) will be deemed restricted securities and will bear an appropriate legend indicating the same. While the Company is under no obligation to register the Preferred Stock or any shares of the Common Stock which may be issued upon the exercise of any warrant or the conversion of the Preferred Stock, in the event the Company files a registration statement during the period when the securities are restricted, the securities will have certain "piggyback" rights to participate in the registration.

           Foreign Ownership of Securities. As of the date of this proxy statement, and except as provided in the Investment Canada Act, there are no limitations under the laws of Canada, the Province of British Columbia or in the charter or any of the constituent documents of the Company on the right of foreigners to hold and/or vote shares of the Common Stock or the Preferred Stock.

           The Investment Canada Act essentially requires a non-Canadian making an investment to acquire control of a Canadian business which exceeds $150,000,000 to file an application for review with Investment Canada, the Canadian federal agency created by the Investment Canada Act. Where the acquisition of control is indirect and made by a non-Canadian (other than an American, as defined) (for example by the purchase of shares in a controlling parent corporation which has a Canadian business subsidiary) the threshold is $500,000,000. For Americans, there is no review of such indirect acquisitions. The proposed investment, if above the threshold, may not proceed unless Investment Canada and its responsible minister are satisfied that the investment will be of benefit to Canada.

           A "Canadian business" is defined in the Investment Canada Act as a business carried on in Canada that has a place of business in Canada, an individual or individuals in Canada who are employed or self-employed in connection with the business, and assets in Canada used in carrying on the business. An "American," as defined in the Investment Canada Act, includes an individual who is a United States citizen or a lawful permanent resident of the United States, a government or governmental agency of the United States, an American-controlled entity, corporation or limited partnership, and a corporation, limited partnership or trust of which two-thirds of its directors, general partners or trustees, as the case may be, are Americans.

           The acquisitions of certain Canadian businesses are excluded from the $150,000,000 threshold and remain subject to review in any event. These excluded businesses are oil, gas, uranium, financial services (except insurance), transportation services and cultural and broadcast media services (i.e., the publication, distribution or sale of books, magazines, periodicals, other than printing or typesetting businesses, television and radio services).

           Exchange Controls and Other Limitations. There are no governmental laws, decrees or regulations in Canada relating to restrictions on the import/export of capital or affecting the remittance of interest, dividends or other payments to non-resident holders of the Common Stock or the Preferred Stock. Any such remittances to United States residents, however, are subject to a 15 percent withholding tax pursuant to Article X of the reciprocal tax treaty between Canada and the United States.

           Taxation. Generally, dividends paid by Canadian corporations to non-resident shareholders are subject to a withholding tax of 25 percent of the gross amount of such dividends. However, Article X of the reciprocal tax treaty between Canada and the United States reduces to 15 percent the withholding tax on the gross amount of dividends paid to residents of the United States. A further five percent reduction in the withholding rate on the gross amount of dividends is applicable when a United States corporation owns at least 10 percent of the voting stock of the Canadian corporation paying the dividends.

           A non-resident of Canada who holds shares of the Common Stock or the Preferred Stock as capital property will not be subject to tax on capital gains realized on the disposition of such shares unless such shares are "taxable Canadian property" within the meaning of the Canadian Income Tax Act and no relief is afforded under any applicable tax treaty. The shares of the Common Stock or the Preferred Stock would be "taxable Canadian property" of a non-resident if at any time during the five year period immediately preceding a disposition by the non-resident of such shares not less than 25 percent of the issued shares of any class of the Company belonged to the non-resident, the person with whom the non-resident did not deal at arm's length, or to the non-resident and any person with whom the non-resident did not deal at arm's length.

           Reasons for and Effect of the Amendment. Management believes that the change in the name of the Company and the authorization of additional shares of the Common Stock and the creation of the Preferred Stock will serve the best interests of the Company. First, the major activity of the Company is conducted through its wholly-owned subsidiary, Daugherty Petroleum, Inc., a Kentucky corporation. In the opinion of management, the public knows of the Company as a result of the activities of Daugherty Petroleum, Inc. and not Alaska Apollo Resources Inc. Consequently, it is felt that a change in the name of the Company will eliminate unnecessary confusion. Second, by increasing the number of securities available for issuance, the Company has the opportunity to raise additional capital through selected equity financings. Third, the Company can explore more flexible approaches to equity financing by packaging shares of the Common Stock and shares of the Preferred Stock in offerings for investors. Fourth, the authorization of additional equity securities provides the Company greater latitude when engaging in commercial transactions by offering alternatives method of payment. Specifically, the authorization of additional shares of the Common Stock and the shares of the Preferred Stock will enable the Company to provide the agreed upon consideration negotiated by management under the Preliminary Agreement. By issuing securities, as opposed to making monetary payment, in consideration for the Assets, services or other property, the Company can conserve working capital for use in other areas of operation.

           Existing shareholders of the Company may not be eligible to participate in any offering of the shares of the Common Stock or the shares of the Preferred Stock authorized by the Amendment. In the event that shares of the Common Stock are issued and existing shareholders are not able or eligible to purchase a sufficient number of shares to maintain their ownership percentage of the Company, such shareholders will be diluted. Similarly, in the event authorized shares of the Preferred Stock with rights of conversion into shares of the Common Stock are issued, the equity ownership of existing shareholders of the Common Stock will be diluted upon conversion of the Preferred Stock.

VOTE REQUIRED

           The affirmative vote of three-quarters of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the Amendment. For the purpose of such determination, abstentions will have the same effect as votes cast against the approval of the Amendment, and broker non-votes will have no effect on the outcome of the vote.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
AMENDMENT.

                       ITEM 4, THE CONSOLIDATION OF SHARES

           The Company is asking its shareholders to pass a special resolution authorizing the filing of an amendment to the Company Articles consolidating the authorized, issued and outstanding shares of the Common Stock and the Preferred Stock, as of a date to be determined by the Board of Directors following the Meeting, on the basis of one post-Consolidation share of the Common Stock for every five pre-Consolidation shares of the Common Stock, and one post-Consolidation share of the Preferred Stock for every five pre-Consolidation shares of the Preferred Stock (the "Consolidation"). The Consolidation would immediately reduce the authorized shares of the Common Stock and the Preferred Stock. The post-Consolidation shares of the Common Stock and the Preferred Stock will be of the same class and possess the same relative rights as those shares of the Common Stock and the Preferred Stock presently authorized, issued and outstanding.

           The Board of Directors believes that the Consolidation is in the best interests of the shareholders because over the long-term the Consolidation will provide the Company will have greater flexibility with respect to future equity financings which will be necessary to develop the Company's business. Furthermore, the Company's shares of the Common Stock currently trade on The Nasdaq Stock Market in the United States, which has minimum per share price requirement of $1.00 per share. If the market value per share of the Company's Common Stock remains below $1.00 per share, the shares of the Common Stock will no longer be eligible for trading on The Nasdaq Stock Market. As of May 7, 1998, the high and low bids with respect to the price per share of the Common Stock were both $0.406. The Nasdaq Stock Market quotations represent interdealer prices, without mark-ups, commissions, etc., and they may not necessarily be indicative of actual sales prices. The Consolidation will assist in insuring that the Company will continue to meet the per share minimum value requirement.

           The Board of Directors anticipates that an amendment effecting the Consolidation will be filed shortly after an approval of the Consolidation by the shareholders. If the resolution relating to the Consolidation is approved at the Meeting, shareholders will be required to surrender their current certificates representing pre-Consolidation Common Stock or pre-consolidation Preferred Stock at such time as they desire to effect a transfer of same in exchange for certificates representing post-Consolidation Common Stock or post-Consolidation Preferred Stock, as the case may be. The Company may require the shareholders to surrender their old certificates for new certificates, and if it does, the Company will provide appropriate transmittal forms to the shareholders for this purpose.

           The special resolutions approving the Consolidation will provide that any person who, on the date that the Amendment is filed with the Ministry of Consumer and Commercial Relations to give effect to such resolution, is the registered holder of a number of shares of the Common Stock or the Preferred Stock not divisible by five shall not be entitled to receive any fractional interest in a share of the Common Stock or the Preferred Stock, as the case may be, following such consolidation. All fractions of post-Consolidation shares of the Common Stock and the Preferred Stock will be rounded to the nearest whole number.

           Exhibit B to this Proxy Statement contains the text of the special resolution with respect to the Consolidation to be submitted to the shareholders at the Meeting. The above description of the Consolidation is qualified by reference to the full text of the special resolution attached as Exhibit B.

VOTE REQUIRED

           The special resolutions relating to the Consolidation will become effective when passed at the Meeting by at least three-fourths of the votes cast. Notwithstanding such approval, the Board of Directors may determine not to proceed with effecting the Consolidation.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE CONSOLIDATION.

       ITEM 5, RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

           Subject to shareholder ratification, the Board of Directors has appointed Kraft, Rothman, Berger, Grill, Schwartz & Cohen to serve as the Company's independent public accountants for the fiscal year ending December 31, 1997. Kraft, Rothman, Berger, Grill, Schwartz & Cohen has served as the Company's independent public accountants since 1992. Representatives of Kraft, Rothman, Berger, Grill, Schwartz & Cohen are not expected to be present at the Meeting.

VOTE REQUIRED

           The affirmative vote of a majority of the total number of shares of the Common Stock present in person or represented by proxy at the Meeting is required to approve the ratification of Kraft, Rothman, Berger, Grill, Schwartz & Cohen as the Company's independent public accountants.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KRAFT, ROTHMAN, BERGER, GRILL, SCHWARTZ & COHEN AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                                  OTHER MATTERS

           The Board of Directors knows of no other matter to be presented at the 1998 Meeting. If any additional matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons named in the proxy.

                           AVAILABILITY OF INFORMATION

           An Annual Report to Shareholders, including financial statements for the year ended December 31, 1997, and the Quarterly Report of the Company on Form 10-QSB for the period ended March 31, 1998 are enclosed herewith. The financial statements reflected in the Annual Report were audited by Kraft, Rothman, Berger, Grill, Schwartz & Cohen, auditors of the Company. No disagreement over accounting practices of the Company exists.

           A copy of the exhibits to the Annual Report and the Form 10-QSB submitted to the Commission is available to each shareholder of record, at the cost of duplication, upon receipt of a written request addressed to the Company at 131 Prosperous Place, Suite 17-A, Lexington, Kentucky 40509-1844. The Company will also make these materials available at the same cost to "beneficial owners" of such securities upon receipt of a similar written request, containing a representation that, as of May 11, 1998, such person was a beneficial owner of shares of the Common Stock of the Company.

           All information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company is based upon information received by the Company from such directors and officers.

      SHAREHOLDER PROPOSALS FOR 1999 ANNUAL GENERAL MEETING OF SHAREHOLDERS

           Proposals of shareholders intended to be presented at the 1999 Annual General Meeting of Shareholders must be received by the Company by February 22, 1999 to be considered for inclusion in the proxy statement and form of proxy relating to the 1999 meeting.

                                         By Order of the Board of Directors,

                                         /s/  William S. Daugherty

                                         William S. Daugherty,
                                         Chairman of the Board and President

                                                                       EXHIBIT A


                               SPECIAL RESOLUTION
        AUTHORIZATION OF CHANGE OF NAME AND ADDITIONAL COMMON SHARES AND
                     CREATION OF A CLASS OF PREFERRED SHARES


           Set forth below is the text of the resolution to be submitted with respect to an amendment to the Memorandum and Articles of the Company which shall change the name of the Company to Daugherty Resources, Inc. and effect an increase in the number of authorized shares of the Common Stock of the Company, without par value per share, to 50,000,000, and to provide for the creation of 6,000,000 shares of the Preferred Stock, without par value per share.

           NOW THEREFORE BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

           1. The proper officers of the Company be, and they hereby are, authorized and directed to file an amendment to the Memorandum and Articles of the Company, and other relevant corporate documents, effecting a change in the name of the Company to "Daugherty Resources, Inc."

           2. The proper officers of the Company be, and they hereby are, authorized and directed to file an amendment to the Memorandum and Articles of the Company, other relevant corporate documents, in substantially same form as follows:

                     "The authorized capital of the Company consists of 56,000,000 shares, divided into 6,000,000 shares of preferred stock, without par value per share (the 'Preferred Stock') and 50,000,000 shares of common stock, without par value per share (the 'Common Stock'). Shares of such stock may be issued for such consideration and for such corporate purposes as the board of directors may from time to time determine. No shareholder of the Company shall by reason of his holding shares of any class have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Company now or hereafter to be authorized or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect dividend or voting rights of such stockholder, other than such rights, if any, as the board of directors in its discretion may fix; and the board of directors may issue shares of any class of the Company, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing shareholders of any class.

                     "The following is a statement of the designations and the powers, preferences and rights and the qualifications, limitations or restrictions, of the classes of the stock of the Company.

                                "PREFERRED STOCK

                     "(a) GENERAL; CONVERSION RIGHTS. The Preferred Stock will initially be authorized as a single series, but may be expanded to include additional series pursuant to proper shareholder approval. The Preferred Stock may be converted into shares of the Common Stock of the Company at the election of the holder thereof at any time within two years of the date of issue of the Preferred Stock, on a share for share basis. The Preferred Stock may be converted into shares of the Common Stock of the Company by the Company at any time within two years of the date of issue of the Preferred Stock, on a share for share basis, if the following conditions are met: (i) the last sales price per share of the Common Stock, as noted on the Company's principal trading exchange, equals or exceeds US$2.00 for at least 20 consecutive days, and (ii) proper notice of conversion is given to the Company by the holder no sooner than one day after, and no later than 10 days after the expiration of the referenced 20consecutive trading day period. Any Preferred Stock not converted by the

           Company or the holder before the second anniversary of its issue shall be automatically be converted by the Company into the Common Stock on a share for share basis on the second anniversary of issue. Any Preferred Stock converted automatically by the Company on the second anniversary of issue, shall receive a conversion bonus of the Common Stock equal to 12 percent of the number of shares of the Preferred Stock which remain unconverted on the second anniversary date. Any shares of the Preferred Stock converted by the Company prior to the second anniversary date shall receive a conversion bonus of the Common Stock equal to 0.5 percent per month of the number of shares of the Preferred Stock which are converted, times the total number of months elapsed from the date of issuance of the Preferred Stock to the date of conversion.

                     "(b) DIVIDENDS. The holders of the Preferred Stock of each series shall be entitled to receive non-cumulative, ordinary dividends prior and in preference to the Common Stock, when and as properly declared by the board of directors of the Company, out of any funds legally available therefor.

                     "(c) LIQUIDATION OR DISSOLUTION. In the event of any liquidation, dissolution or winding up of the affairs of the Company, then, before any distribution or payment shall be made to the holders of the Common Stock or any other class of stock of the Company ranking junior to the Preferred Stock in respect of dividends or distribution of assets on liquidation, the holders of the Preferred Stock of the respective series shall be entitled to be paid in full the respective amounts fixed for such series, plus in each case a sum equal to accrued and unpaid dividends thereon to the date of payment thereof. After such payment shall have been made in full to the holders of the Preferred Stock, the remaining assets and funds of the Company shall be distributed among the holders of the stock of the Company ranking junior to the Preferred Stock according to their respective rights, in the event that the assets of the Company available for distribution to holders of the Preferred Stock shall not be sufficient to make the payment herein required to be made in full, such assets shall be distributed to the holders of the respective shares of the Preferred Stock pro rata in proportion to the amounts payable hereunder upon each share thereof.

                     "(d) STATUS OF STOCK REDEEMED OR RETIRED. Except as otherwise provided in this Article or in any resolution of the board of directors providing for the issuance of any particular series of the Preferred Stock, shares of the Preferred Stock redeemed or otherwise retired by the Company shall assume the status of authorized but unissued Preferred Stock and may thereafter, subject to the provisions of this Memorandum and of any restrictions contained in any resolution of the board of directors providing for the issuance of any particular series of the Preferred Stock, be reissued in the same manner as other authorized but unissued shares of the Preferred Stock.

                     "(e) RESTRICTIONS ON CERTAIN CORPORATE ACTION. So long as any shares of any series of the Preferred Stock are outstanding (i) the Company shall not, without the consent of the holders of at least three-quarters of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article (other than provisions relating exclusively to the shares of the Preferred Stock of a particular series) so as to affect adversely the rights, powers or preferences of the Preferred Stock, and shall not, without the consent of the holders of at least three-quarters of the number of shares of the Preferred Stock of such series at the time outstanding, given in person or by proxy, either in writing or by a vote at a special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article or of any resolution or resolutions relating exclusively to the shares of the Preferred Stock of such series, so as to affect adversely the rights, powers or preferences of the Preferred Stock of such series; (ii) the Company shall not, without the consent of the holders of at least three-quarters of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for that purpose, create or authorize any additional class of stock ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation or increase the authorized amount of any additional class of stock ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation, or create or authorize any obligation or security convertible into or evidencing the right to purchase shares of stock of any additional class ranking prior to the Preferred Stock in respect of dividends or distribution of assets on liquidation; and (iii) the Company shall not, withhold the consent of the holders of at least three-quarters of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for the purpose, create or authorize any class of stock ranking on a parity with the Preferred Stock in respect of dividends or distributions of assets on liquidation, or increase the authorized amount of the Preferred Stock or of any class of stock ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation, or create or authorize any obligation or security convertible into or evidencing the right to purchase shares of stock of any class ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation. Any action specified in this Paragraph (e) as requiring the consent of the holders of at least a specified proportion of the number of shares of the Preferred Stock or of any particular series thereof at the time outstanding or represented at a meeting may be taken with such consent and with such additional vote or consent, if any, of the shareholders as may be from time to time required by this Memorandum, as amended from time to time, or by law.

                      "(f) VOTING RIGHTS. Except as otherwise provided herein or by law, the Preferred Stock shall not be entitled to vote on any matter involving the Company.

                                  "COMMON STOCK

                     "(a) DIVIDENDS. Subject to the prior and superior rights of the Preferred Stock with respect to which any such prior and superior rights are provided in this Article or by the board of directors as herein authorized, and on the conditions set forth in the foregoing part of this Memorandum pertaining to the Preferred Stock or in any resolution of the board of directors providing for the issuance of any particular series of the Preferred Stock, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the board of directors may be declared and paid on the Common Stock from time to time out of any funds legally available therefor.

                     "(b) VOTING RIGHTS. Each holder of the Common Stock shall be entitled to one vote for each share held and, except as otherwise provided herein or by law, the Common Stock and the Preferred Stock having voting rights shall vote together as a class. At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote. It is expressly prohibited for any shareholder to cumulate his votes in any election of directors.

                     "(c) LIQUIDATION OR DISSOLUTION. After payment shall have been made in full to the holders of the Preferred Stock in the event of any liquidation, dissolution or winding up of the affairs of the Company, the remaining assets and funds of the Company shall be distributed among the holders of the Common Stock according to their respective shares."

           3. The proper officers of the Company be, and they hereby are, authorized and directed, for and in the name of and on behalf of the Company, to execute all such documents, instruments, and certificates under the corporate seal or otherwise, and to do all such other acts and things, as they may determine in their sole and absolute discretion to be necessary or advisable in order to carry out the purpose and intent of the foregoing resolution.

                                                                       EXHIBIT B


                               SPECIAL RESOLUTION
                             CONSOLIDATION OF SHARES


           Set forth below is the text of the resolution to be submitted with respect to an amendment to the Memorandum and Articles of the Company which shall effect the Consolidation.

           NOW THEREFORE BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

           1. The proper officers of the Company be, and they hereby are, authorized and directed to file an amendment to the Memorandum and Articles of the Company, and other relevant corporate documents, effecting a consolidation of the authorized, issued and outstanding capital of the Company, including all shares of the Common Stock and the Preferred Stock (the "Share(s)"), on the basis of one post-consolidation Share for every five pre-consolidation Shares of the Company's capital (the "Consolidation"). The Consolidation shall not affect any rights, privileges or obligations with respect to the Shares existing prior to the Consolidation.

           2. On the date that the amendment described herein is filed with the Ministry of Consumer and Commercial Relations to give effect to such resolution, any registered holder of a number of shares of the Common Stock or the Preferred Stock not divisible by five shall not be entitled to receive any fractional interest in a share of the Common Stock or the Preferred Stock, as the case may be, following such consolidation. All fractions of post-Consolidation shares of the Common Stock and the Preferred Stock which are less than .5 of a whole share will be rounded down to the nearest whole share, and all such fractions which are .5 or greater of a whole share will be rounded up to the nearest whole share.

           3. The proper officers of the Company be, and they hereby are, authorized and directed, for and in the name of and on behalf of the Company, to execute all such documents, instruments, and certificates under the corporate seal or otherwise, and to do all such other acts and things, as they may determine in their sole and absolute discretion to be necessary or advisable in order to carry out the purpose and intent of the foregoing resolution.

                          ALASKA APOLLO RESOURCES INC.
                        131 Prosperous Place, Suite 17-A
                         Lexington, Kentucky 40509-1844

                                      PROXY

         THIS PROXY IS SOLICITED BY THE MANAGEMENT OF ALASKA APOLLO RESOURCES INC. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON JUNE 22, 1998.

         The undersigned hereby appoints William S. Daugherty, the Chairman of the Board and President of the Company, or failing him, James K. Klyman, a director of the Company, or instead of either of the foregoing, (insert name) _______________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 625 Howe Street, Suite 700, Vancouver, British Columbia, Canada, on June 22, 1998 at 10:00 a.m., Vancouver, British Columbia time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.       Fixing the Number of Directors.

         Vote FOR [ ] AGAINST [ ] the resolution fixing the size of the Board of Directors at three.

2.       Election of Directors.

         The nominees proposed by management are:

         William S. Daugherty
         James K. Klyman
         Charles E. Cotterell

         Vote FOR [ ] the election of all nominees listed above (EXCEPT THOSE WHOSE NAMES THE UNDERSIGNED HAS DELETED).

         WITHHOLD [  ]  vote.

3.       Approval of the Amendment to the Company Articles.

         Vote FOR [ ] AGAINST [ ] the resolution approving the Amendment to the Company Articles.

4.       Approval of the Consolidation.

         Vote FOR [  ]  AGAINST [  ] the resolution approving the Consolidation.

5.       Auditors.

         Vote FOR [ ] WITHHOLD [ ] vote on the resolution to appoint Kraft, Rothman, Berger, Grill, Schwartz & Cohen, Chartered Accountants, as auditors of the Company at the remuneration to be fixed by the Board of Directors.

6.       Upon any other matter that properly comes before the Meeting.

[                                                                              ]
[                                                                              ]
             (Please advise the Company of any change of address)


THE UNDERSIGNED HEREBY REVOKES ANY PRIOR
PROXY OR PROXIES.

Dated ___________________________________, 1998.



______________________________________________________
Signature of Shareholder

______________________________________________________
Printed Name of Shareholder

A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF PACIFIC CORPORATE TRUST COMPANY, 625 HOWE STREET, SUITE 830, VANCOUVER, BRITISH COLUMBIA V6C 3B8, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

Joint owners should each sign the proxy and where the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATION.




                         RETURN THIS PROXY IMMEDIATELY.